UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10479

O’Connor Fund of Funds: Event LLC

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

                                     New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

                                Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 525-6000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: EVENT LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

O’CONNOR FUND OF FUNDS: EVENT LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

            O’Connor Fund of Funds: Event LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of O’Connor Fund of Funds: Event LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2012, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Event LLC at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 26, 2013

A member firm of Ernst & Young Global Limited	1

O’Connor Fund of Funds: Event LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2012

ASSETS

Investments in Investment Funds, at fair value (cost $48,789,521)	$59,643,577
Cash	10,725,713
Receivable from Investment Funds	11,545,399
Advanced subscriptions in Investment Funds	7,500,000
Other assets	6,891

Total Assets	89,421,580

LIABILITIES

Withdrawals payable	18,820,455
Professional fees payable	293,987
Management Fee payable	93,016
Administration fee payable	16,323
Withdrawals payable to Adviser	2,764
Custody fee payable	2,400
Other liabilities	42,812

Total Liabilities	19,271,757

Members’ Capital	$70,149,823

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$59,295,767
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	10,854,056

Members’ Capital	$70,149,823

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Statement of Operations

Year Ended December 31, 2012

EXPENSES

Management Fee	$1,171,387
Professional fees	404,341
Administration fee	103,121
Directors’ fees	68,000
Loan commitment fees	67,760
Custody fee	11,534
Printing, insurance and other expenses	84,242

Total Expenses	1,910,385

Net Investment Loss	(1,910,385)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	4,562,022
Net change in unrealized appreciation/depreciation on investments in Investment Funds	184,568

Net Realized and Unrealized Gain/(Loss) from Investments	4,746,590

Net Increase in Members’ Capital Derived from Operations	$2,836,205

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2011 and 2012

	Adviser	Members	Total

Members’ Capital at January 1, 2011	$34,990	$121,386,609	$121,421,599

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(297)	(2,298,002)	(2,298,299)
Net realized gain/(loss) from investments in Investment Funds	5,693	13,459,716	13,465,409
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(6,122)	(12,454,948)	(12,461,070)
Incentive Allocation	811	(811)	–
Net Increase/(Decrease) in Members’ Capital Derived from Operations	85	(1,294,045)	(1,293,960)

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ subscriptions	17,480	5,705,000	5,722,480
Adviser and Members’ withdrawals	(811)	(26,875,797)	(26,876,608)
Net Increase/(Decrease) in Members’ Capital Derived from Capital Transactions	16,669	(21,170,797)	(21,154,128)

Members’ Capital at December 31, 2011	$51,744	$98,921,767	$98,973,511

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(416)	(1,909,969)	(1,910,385)
Net realized gain/(loss) from investments in Investment Funds	1,048	4,560,974	4,562,022
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,655	182,913	184,568
Incentive Allocation	2,764	(2,764)	–
Net Increase in Members’ Capital Derived from Operations	5,051	2,831,154	2,836,205

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	201,000	201,000
Adviser and Members’ withdrawals	(2,764)	(31,858,129)	(31,860,893)
Net Decrease in Members’ Capital Derived from Capital Transactions	(2,764)	(31,657,129)	(31,659,893)

Members’ Capital at December 31, 2012	$54,031	$70,095,792	$70,149,823

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Statement of Cash Flows

Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$2,836,205
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(15,500,000)
Proceeds from disposition of investments in Investment Funds	38,685,853
Net realized (gain)/loss from investments in Investment Funds	(4,562,022)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(184,568)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	3,000,000
Receivable from Investment Funds	(3,238,047)
Other assets	8,227
Increase (decrease) in liabilities:
Administration fee payable	(13,461)
Custody fee payable	374
Management Fee payable	(25,075)
Professional fees payable	85,480
Other liabilities	(11,830)
Net cash provided by operating activities	21,081,136

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions	201,000
Payments on Adviser’s withdrawals, including change in withdrawals payable to Adviser	(811)
Payments on Members’ withdrawals, including change in withdrawals payable	(27,961,736)
Net cash used in financing activities	(27,761,547)

Net decrease in cash	(6,680,411)
Cash-beginning of year	17,406,124
Cash-end of year	$10,725,713

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Financial Highlights

December 31, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Incentive Allocation, if applicable, and the timing of capital transactions.

	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratio of net investment loss to average members’ capital [a,b]	(2.02%)	(1.90%)	(1.78%)	(1.71%)	(1.49%)
Ratio of gross expenses to average members’ capital [a,b]	2.02%	1.92%	1.78%	0.00%	0.00%
Ratio of net expenses to average members’ capital after Incentive Allocation [a,b,c]	2.03%	1.90%	1.79%	1.74%	1.59%
Portfolio turnover rate	19.69%	13.75%	29.01%	11.18%	9.32%
Total return after Incentive Allocation [d,e]	3.12%	(1.38%)	10.54%	13.50%	(27.56%)
Members’ capital at end of year (including the Adviser)	$70,149,823	$98,973,511	$121,421,599	$142,696,852	$182,107,237

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Incentive Allocation were 2.02%, 1.91%, 1.78%, 1.73% and 1.59% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

d

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

e	The total returns before Incentive Allocation were 3.12%, (1.38%), 10.55%, 13.51% and (27.56%) for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements

December 31, 2012

1.	Organization

O’Connor Fund of Funds: Event LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on July 20, 2001 and commenced operations on October 1, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to maximize capital appreciation over the long-term. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns, primarily investing in securities and other instruments the fair value of which is expected to be meaningfully affected by an anticipated event. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund’s Board of Directors (the “Directors”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical securities
Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter of the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter of the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. Effective December 31, 2012, the Fund considers all Investment Funds with the ability to redeem within one quarter of the measurement date to be Level 2, subject to further lockups and liquidity provisions. In the prior year, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the December 31, 2011 measurement date or within one year of such date.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2012. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2012. The Fund used the following categories to classify its Investment Funds.

The Investment Fund in the credit strategy utilizes credit analysis to evaluate potential investments and uses debt or debt-linked instruments to execute its investment theses. Its approach can be either fundamental, quantitative, or a combination of both. The Investment Fund within this strategy is generally subject to a 90 day redemption notice period and is available to be redeemed in accordance with its offering documents, including an investor level gate, as of the measurement date.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. Investment Funds within this strategy, including 55 percent with investor level gates, are generally subject to 60 - 90 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

The Investment Funds in the multi-strategy strategy invest in both long and short, equity and debt strategies that are primarily in US based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. Investment Funds within this strategy are generally subject to 45 - 65 day redemption notice periods. An Investment Fund representing approximately 10 percent of the fair value of the investments in this

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

strategy is a side pocket where the liquidation of assets is uncertain. The remaining approximately 90 percent of the Investment Funds, including 15 percent with investor level gates, are available to be redeemed in accordance with their offering documents, as of the measurement date.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. Investment Funds within this strategy are generally subject to 90 - 180 day redemption notice periods. Investment Funds representing approximately 85 percent of the fair value of the investments in this strategy are side pockets or liquidating trusts where the liquidation of assets is uncertain. The remaining approximately 15 percent of the Investment Funds are available to be redeemed in accordance with their offering documents, including an investor level gate, as of the measurement date.

The Investment Funds in the relative value strategy, a broad category, generally encompassing strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricings and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies. Investment Funds within this strategy, including 59 percent with investor level gates, are generally subject to 60 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2012.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

2.	Significant Accounting Policies (continued)

d.	Income Taxes

The Fund has reclassified $1,910,385 and $4,562,022 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account as described below. The Management Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account. A portion of the Management Fee will be paid by UBS A&Q to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser or Administrator as described above.

The Adviser is entitled to receive, generally at the end of each fiscal year and upon a Member’s withdrawal, an incentive allocation (the “Incentive Allocation”) of 5% of the net profits (defined as net increase in Members Capital derived from Operations), if any, that would have been credited to the Member’s capital account for such period. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the year ended December 31, 2012 and the year ended December 31, 2011 was $2,764 and $811, respectively, and was recorded as an increase to the Special Advisory Account. Such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund. For Members which were not in the Fund for twelve months as of December 31, 2012 and December 31, 2011, an Incentive Allocation period has not occurred and therefore no amount has been recorded in the financial statements with respect to such Members.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

3.	Related Party Transactions (continued)

annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Loan Payable

Effective October 29, 2012, the Fund, along with other UBS sponsored funds, entered into a $160,000,000 committed, secured revolving line of credit with State Street Bank and Trust Company, expiring on October 28, 2013. Prior to this date, the Fund, along with other UBS sponsored funds, had entered into a one year, $280,000,000 committed, secured revolving line of credit with State Street Bank and Trust Company which expired on October 29, 2012. The Fund is limited to $11,000,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Fund’s Members’ Capital. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate and (b) 1.50% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the Borrower Sublimit Amount not utilized.

For the year ended December 31, 2012, the Fund did not borrow under this secured revolving line of credit.

O’Connor Fund of Funds: Event LLC

Notes to Financial Statements (continued)

December 31, 2012

6.	Investments

As of December 31, 2012, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2012 amounted to $15,500,000 and $38,685,853, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2012; therefore, the tax basis of investments for 2012 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees and allocations ranging from 20.00% to 25.00% of net profits earned which excludes Highland Credit Strategies Fund, Ltd. that no longer charges management or incentive fees. One or more underlying fund investments have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

As of December 31, 2012, the Fund had $18,820,455 of withdrawals payable. Subsequent to December 31, 2012, the Fund paid $17,312,847. The remaining amount payable of $1,507,608 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2012 and December 31, 2012 tender offers.

O’Connor Fund of Funds: Event LLC

Schedule of Portfolio Investments

December 31, 2012

Investment Fund	Cost	Fair Value	% of Members’ Capital	Realized and Unrealized Gain/(Loss) from Investments	Initial Acquisition Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Credit

Warwick European Distressed & Special Situations Credit Fund, L.P. (c)	$4,335,999	$4,470,096	6.37	$170,096	1/1/2012	Quarterly

Credit Subtotal	$4,335,999	$4,470,096	6.37%	$170,096

Equity Hedged

Corvex Partners, L.P. (d),(e)	5,000,000	5,497,393	7.83	497,393	3/1/2012	Quarterly
Pershing Square, L.P. (f)	3,435,664	3,715,895	5.30	616,304	5/1/2011	Quarterly
Starboard Value and Opportunity Fund, L.P. (d)	3,027,229	3,956,653	5.64	759,481	11/1/2010	Quarterly
Trian Partners, L.P. (d)	2,922,592	3,449,928	4.92	18,746	1/1/2008	Quarterly

Equity Hedged Subtotal	$14,385,485	$16,619,869	23.69%	$1,891,924

Multi-Strategy

Davidson Kempner Partners, L.P.	5,393,509	7,341,332	10.47	652,934	10/1/2006	Semi-Annually
OZ Domestic Partners, L.P. (Anniversary)	4,216,306	6,525,711	9.30	422,221	10/1/2001	Anniversary
OZ Domestic Partners, L.P. (SP) (g)	1,519,753	1,818,780	2.59	139,737	10/1/2001	(g)
Scoggin Capital Management II, LLC (d),(e)	2,750,138	2,714,899	3.87	375,423	5/1/2011	Quarterly

Multi-Strategy Subtotal	$13,879,706	$18,400,722	26.23%	$1,590,315

Other

Brookdale International Partners, L.P., Class A (f)	683,691	1,481,128	2.11	(3,363)	8/1/2005	Quarterly
Gracie Capital, L.P. (h)	623,357	416,990	0.60	(546,341)	1/1/2002	(h)
Harbinger Capital Partners Fund I, L.P., Class L (g)	70,420	253,998	0.36	(23,511)	5/1/2002	(g)
Harbinger Class PE Holdings (US) Trust (g)	2,435,743	899,971	1.28	(369,086)	5/1/2002	(g)
Highland Credit Strategies Fund, Ltd. (h)	1,121,790	4,341,652	6.19	1,570,660	4/1/2006	(h)
Marathon Distressed Subprime Fund, L.P., Class B (h)	168,692	447,796	0.64	326,655	9/1/2007	Anniversary- 18 Months
Seneca Capital, L.P., SLV (h)	2,114,429	1,712,793	2.44	(348,737)	10/1/2001	(h)
Steel Partners Japan Strategic Fund, L.P. (g)	863,378	627,368	0.90	62,681	1/1/2006	(g)

Other Subtotal	$8,081,500	$10,181,696	14.52%	$668,958

Relative Value

Mason Capital, L.P.	3,696,531	4,039,760	5.76	(440,085)	1/1/2010	Anniversary
Senator Global Opportunity Fund, L.P. (d),(e)	4,410,300	5,931,434	8.45	1,074,522	1/1/2010	Quarterly

Relative Value Subtotal	$8,106,831	$9,971,194	14.21%	$634,437

Redeemed Investment Funds	—	—	—	(209,140)

Total	$48,789,521	$59,643,577	85.02%	$4,746,590

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed with no restrictions, as of the measurement date.
(c)	The Investment Fund is subject to an investor level gate of 20%.
(d)	Investment Fund categorized as Level 2 investments.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)	The Investment Fund is subject to an investor level gate of 12.5%.
(g)	A portion or all of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Schedule of Portfolio Investments (continued)

December 31, 2012

(h)

  The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem within one quarter of the December 31, 2012 measurement date, subject to further lockups and liquidity provisions. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem within one quarter of the December 31, 2012 measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. In the prior year, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the December 31, 2011 measurement date or within one year of such date. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

ASSETS TABLE
	Total Fair Value at December 31,	Level 1	Level 2	Level 3
Description	2012
Credit	$4,470,096	$—	$—	$4,470,096
Equity Hedged	16,619,869	—	12,903,974	3,715,895
Multi-Strategy	18,400,722	—	2,714,899	15,685,823
Other	10,181,696	—	—	10,181,696
Relative Value	9,971,194	—	5,931,434	4,039,760

Total Assets	$59,643,577	$—	$21,550,307	$38,093,270

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Event LLC

Schedule of Portfolio Investments (continued)

December 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3**	Balance as of December 31, 2012
Credit***	$4,634,075	$(334,540)	$500,023	$5,500,000	$(5,829,462)	$–	$–	$4,470,096
Equity Hedged***	5,208,644	44,715	571,588	–	(2,109,052)	–	–	3,715,895
Multi-Strategy	17,470,932	693,591	521,300	–	(3,000,000)	–	–	15,685,823
Other***	16,444,793	2,210,372	(1,607,837)	–	(6,865,632)	–	–	10,181,696
Relative Value***	8,525,844	339,851	(776,477)	–	(4,000,000)	–	(49,458)	4,039,760
Total	$52,284,288	$2,953,989	$(791,403)	$5,500,000	$(21,804,146)	$–	$(49,458)	$38,093,270

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2012 is $(1,451,489) and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*

Balance as of December 31, 2011 was adjusted to reflect Level 3 investments where the Fund does not have ability to redeem within one quarter of December 31, 2011, subject to further lockups and liquidity provisions.

**	The transfer from Level 3 to Level 2 in the amount of $49,458 is due to a transfer between a side pocket and a liquid holding during the year ended December 31, 2012.
***

The beginning balances for Credit, Equity Hedged, Other and Relative Value have been updated from their December 31, 2011 balances due to the reclassification of categories of Investment Funds from Credit to Other, Equity Hedged to Other and Relative Value to Other in the amounts of $5,523,874, $5,073,425 and $5,847,494, respectively. The change was effective on January 1, 2012.

The preceding notes are an integral part of these financial statements.

O’CONNOR FUND OF FUNDS: EVENT LLC (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 13, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers, as well as the Adviser (“Comparable Funds”). The Directors recognized that certain of the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that while the Fund’s year-to-date performance for the period ended June 30, 2012 lagged the median performance of the Comparable Funds, the Fund’s 2011, 2010 and three-year performance for the period ended June 30, 2012 exceeded the median performance of the Comparable Funds and the performance of the HFRI Equity Hedge (Total) Index.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that while the Fund charged an incentive fee, unlike the Comparable Funds, the Fund’s management fee approximated the median management fee of the Comparable

Funds and was lower than the highest management fee charged by the Comparable Funds. In comparing the advisory fees being charged to the Fund to the fees being charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee of the Adviser’s retail clients and the Fund’s incentive fee was lower than the standard incentive fee of the Adviser’s retail clients and non-retail clients.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2012 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During the Past 5 Years

INDEPENDENT DIRECTORS
George W. Gowen (83) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	10	None
Stephen H. Penman (66) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	10	None
Virginia G. Breen (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	10	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (70)[3] UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	55	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since April 16, 2012	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on October 1, 2001.

[2]	Of the 55 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 10 comprise the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $78,871.50 in 2012 and $70,825 in 2011. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,300 in 2012 and $8,700 in 2011. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $134,000 in 2012 and $131,000 in 2011. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2011.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.166 million in 2012 and $1.183 million in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011 FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

—	Failure to provided required disclosures for investment advisers and registered investment companies

—	Failure to vote proxies in best interest of clients and funds

—	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

—	the impact on the value of the securities;

—	the anticipated costs and benefits associated with the proposal;

—	the effect on liquidity;

AIS July 2011 FOR INTERNAL USE ONLY

—	impact on redemption or withdrawal rights;

—	the continued or increased availability of portfolio information; and

—	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: EVENT LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team, each member of which (each, a “Portfolio Manager” and together, the “Portfolio Managers”) is responsible for the day-to-day management of the Fund’s portfolio. Norman E. Sienko, Jr., the lead member of the portfolio management team, is primarily responsible for the selection of the Fund’s investments, and is jointly responsible for the allocation of the Fund’s assets among Investment Funds. Russell Sinder, Joseph M. Sciortino and Matthew Woodbury, the other members of the portfolio management team, are jointly and primarily responsible for the allocation of the Fund’s investments.

Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He served as head of UBS Alternative Investments US’ (“AI - US”) portfolio management group from 1998 to 2010, prior to his group joining UBS Alternative and Quantitative Investments LLC, the Fund’s investment adviser (the “Adviser”). He is also currently an Executive Director of the Adviser. Mr. Sinder has been a Portfolio Manager of the Fund since 2007. Mr. Sinder was associated with AI - US from 1998 to 2010, prior to joining the Adviser, and is an Executive Director of the Adviser. Mr. Sciortino joined the portfolio management team in 2007. He was associated with AI - US from December 2006 to October 2010, prior to joining the Adviser, and is a Director of the Adviser. Previously, Mr. Sinder served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006. Mr. Woodbury was associated with AI - US from 2008 to 2010, prior to joining the Adviser, and is a Director of the Adviser. Previously, he served as an Analyst at Allianz Hedge Fund Partners, LP (2002-2008) and an Accountant at Arthur Anderson LLP (1999-2002).

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel of the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2012.

Norman E. Sienko, Jr.

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[1]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

6	$1,098,740,137	5	$203,705,539	0	N/A

Russell Sinder

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[3]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

5	$794,397,767	5	$203,705,539	0	N/A

Joseph M. Sciortino

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[3]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

5	$794,397,767	5	$203,705,539	0	N/A

Matthew Woodbury

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[3]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

5	$794,397,767	5	$203,705,539	0	N/A

[1]	Of these accounts, 3 accounts with total assets of approximately $585,929,535 charge performance-based advisory fees.

[2]	Of these accounts, 3 accounts with total assets of approximately $88,654,667 charge performance-based advisory fees.

[3]	Of these accounts, 2 accounts with total assets of approximately $281,587,165 charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       O’Connor Fund of Funds: Event LLC

By (Signature and Title)*           /s/ William Ferri

                                                     William Ferri, Principal Executive Officer

Date           March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ William Ferri

                                                     William Ferri, Principal Executive Officer

Date           March 7, 2013

By (Signature and Title)*           /s/ Nicholas Vagra

                                                     Nicholas Vagra, Principal Accounting Officer

Date           March 7, 2013

* Print the name and title of each signing officer under his or her signature.